Exhibit 10.34

EXECUTION COPY

SERIES A-2 INCREMENTAL LOAN AGREEMENT*
dated as of
February 8, 2011
between
THE GEO GROUP, INC.,
As Borrower
The Lenders referred to herein
and
BNP Paribas,
as Administrative Agent

BNP PARIBAS SECURITIES CORP.,
as Lead Arranger

*	Certain portions of the Series A-2 Incremental Loan Agreement have been omitted based upon a request for confidential treatment filed with the Securities and Exchange Commission. The non-public information has been filed with the Securities and Exchange Commission.

SERIES A-2 INCREMENTAL LOAN AGREEMENT
          SERIES A-2 INCREMENTAL LOAN AGREEMENT dated as of February 8, 2011 between THE GEO GROUP, INC., (the “Borrower”), the GUARANTORS party hereto (the “Guarantors”), the SERIES A-2 INCREMENTAL LENDERS party hereto and BNP PARIBAS., as Administrative Agent for the lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
          The Borrower, the lenders party thereto and BNP Paribas as the Administrative Agent, are parties to a Credit Agreement dated as of August 4, 2010 (as amended by Amendment No. 1, the “Credit Agreement”).
          Pursuant to Section 2.01(d) of the Credit Agreement, the Borrower may request that one or more Persons (which may include the Lenders under the Credit Agreement) offer to enter into commitments to make “Incremental Loans” under and as defined in said Section 2.01(d), subject to the conditions specified in said Section 2.01(d). The Borrower accordingly has requested that Incremental Loans under said Section 2.01(d) be made available to it in an aggregate principal amount equal to $150,000,000 in a single series of term loans to be designated the “Series A-2 Incremental Loans”. The Series A-2 Incremental Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:
ARTICLE I
DEFINED TERMS
          Terms defined in the Credit Agreement are used herein as defined therein, except to the extent the same term is defined herein, in which case this Agreement shall control. The following terms have the meanings specified below:
     “Acquisition” means the acquisition by the Borrower of the Target Company through its wholly-owned subsidiary GEO Acquisition IV, Inc., pursuant to the Merger Agreement.
     “Closing Date” means the date when the Acquisition and transactions contemplated thereby are consummated.
     “Merger Agreement” means the Agreement and Plan of Merger dated as of December 21, 2010 among the Borrower, GEO Acquisition IV, Inc. and Target Company.

     “Principal Payment Dates” means the Principal Payment Dates for Tranche A Term Loans as in the effect on the date hereof.
     “Required Series A-2 Incremental Lenders” means, at any time, Series A-2 Incremental Lenders having Series A-2 Incremental Commitments representing at least a majority of the sum of the total Series A-2 Incremental Commitments at such time.
     “Series A-2 Incremental Commitment” means, with respect to each Series A-2 Incremental Lender, the commitment of such Lender to make Series A-2 Incremental Loans hereunder. The amount of each Series A-2 Incremental Lender’s Series A-2 Incremental Commitment is on record with the Administrative Agent. The aggregate original amount of the Series A-2 Incremental Commitments is $150,000,000.
     “Series A-2 Incremental Lender” means on the date hereof, the Persons listed on the signature pages hereto under the caption “Series A-2 Incremental Lender”.
     “Series A-2 Incremental Loan Effective Date” means the date on which the conditions specified in Article IV are satisfied (or waived by the Required Series A-2 Incremental Lenders in accordance with Section 9.02).
     “Series A-2 Incremental Loans” means the Loans made to the Borrower pursuant to this Agreement which shall constitute a single Series of Incremental Loans under Section 2.01(d) of the Credit Agreement.
     “Target Company” means BII Holding Corporation, a corporation organized under the laws of the State of Delaware.
ARTICLE II
SERIES A-2 INCREMENTAL LOANS
          Section 2.01. Series A-2 Incremental Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Series A-2 Incremental Lender agrees to make Series A-2 Incremental Loans to the Borrower, in an aggregate principal amount equal to such Series A-2 Incremental Lender’s Series A-2 Incremental Commitment. Proceeds of Series A-2 Incremental Loans shall be used in accordance with Section 5.08 of the Credit Agreement, to pay expenses related to the Acquisition, and to repay certain Indebtedness of the Target Company.
          Section 2.02. Termination of Series A-2 Incremental Commitments. Unless previously terminated, the Series A-2 Incremental Commitments shall terminate after the borrowing of the Series A-2 Incremental Loans on the Series A-2 Incremental Loan Effective Date.

          Section 2.03. Repayment of Series A-2 Incremental Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Series A-2 Incremental Lenders the outstanding principal amount of the Series A-2 Incremental Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:

Principal Payment Date	Principal Amount
Each of the Principal Payment Dates falling after the Amendment No. 1 Effective Date and on or before the second anniversary of the Amendment No. 1 Effective Date	$1,875,000

Each of the Principal Payment Dates falling after the second anniversary of the Amendment No. 1 Effective Date and on or before the third anniversary of the Amendment No. 1 Effective Date	$3,750,000

Each of the Principal Payment Dates falling after the third anniversary of the Amendment No. 1 Effective Date and on or before the fourth anniversary of the Amendment No. 1 Effective Date	$7,500,000

Each of the Principal Payment Dates falling after the fourth anniversary of the Amendment No. 1 Effective Date and on or before the fifth anniversary of the Effective Date	$45,000,000
To the extent not previously paid, all Series A-2 Incremental Loans shall be due and payable on the Term Loan Maturity Date with respect to Tranche A Term Loans.
          Section 2.04. Applicable Rate. The “Applicable Rate” means, in the case of any Type of Series A-2 Incremental Loans, applicable rate per annum set forth below, based upon the Total Leverage Ratio as of the most recent determination date:

		ABR	Eurodollar
		Applicable	Applicable	Commitment
Category	Total Leverage Ratio	Rate	Rate	Fee Rate
1	>4.25 to 1.00	2.00%	3.00%	0.500%
2	>3.75 to 1.00 and ≤4.25 to 1.00	1.75%	2.75%	0.500%
3	>3.25 to 1.00 and ≤3.75 to 1.00	1.50%	2.50%	0.500%

		ABR	Eurodollar
		Applicable	Applicable	Commitment
Category	Total Leverage Ratio	Rate	Rate	Fee Rate
4	>2.50 to 1.00 and ≤3.25 to 1.00	1.25%	2.25%	0.500%
5	<2.50 to 1.00	1.00%	2.00%	0.375%
          For purposes of the foregoing, (i) the Total Leverage Ratio shall be Category 2 as of the Series A-2 Incremental Loan Effective Date, and shall thereafter be determined as of the end of each fiscal quarter of the Borrower (starting with its fiscal quarter ending nearest to December 30, 2010) based upon the Borrower’s consolidated financial statements delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement and (ii) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective on the date 10 Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Total Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing and (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b) of the Credit Agreement, during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.
          Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.12(f) of the Credit Agreement.
          Section 2.05. Status of Agreement. Series A-2 Incremental Commitments of each Series A-2 Incremental Lender constitute Incremental Loan Commitments and each Series A-2 Incremental Lender constitutes an Incremental Loan Lender, in each case under and for all purposes of the Credit Agreement. The Series A-2 Incremental Loans constitute a single “Series” of Incremental Loans under Section 2.01(d) of the Credit Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES; NO DEFAULTS
          Borrower represents and warrants to the Administrative Agent and the Lenders as to itself and each of its Restricted Subsidiaries that, after giving effect to the provisions hereof, (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing. All references herein to “the date hereof” mean references to the date of the Credit Agreement.

ARTICLE IV
CONDITIONS
          The obligation of each Series A-2 Incremental Lender to make its Series A-2 Incremental Commitment is subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Required Series A-2 Incremental Lenders) on or prior to February 10, 2011:
     (a) Acquisition. Evidence that the Acquisition and transactions contemplated thereby shall be consummated in all material respects simultaneously in accordance with the Merger Agreement and applicable law; and all closing documentation related to the Merger Agreement shall be reasonably satisfactory to the Administrative Agent. The Acquisition shall have been approved by the Board of Directors of the Borrower and the Target Company and shall otherwise be regarded as a “friendly” acquisition.
     (b) Additional Subsidiaries. Evidence that requirements of Section 5.09(a) of the Credit Agreement with respect to additional Subsidiaries have been satisfied.
     (c) Opinions, Corporate Documentation. The Administrative Agent shall have received such legal opinions, corporate documentation, certificates and similar documents as shall be customary for a transaction of this type.
     (d) Fees and Expenses. Evidence that all fees and expenses have been paid in full on or prior to the Closing Date to the Administrative Agent, BNP Paribas Securities Corp. and the Lenders as the Borrower has agreed to pay in connection with the increase of Series A-2 Incremental Commitments.
     (e) Ratings. The Borrower’s senior secured debt shall be rated by Standard & Poor’s Ratings Services, a Division of the McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.
     (f) No Default. No Default or Event of Default under the Credit Agreement shall have occurred and be continuing at the time of the increase of Series A-2 Incremental Commitments after giving effect to the Acquisition.
     (g) Representations and Warranties. The representations and warranties of the Borrower set forth in the Credit Agreement shall be true and correct as of such time (or, to the extent any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), provided that neither the Borrower nor any Guarantor shall be required to make any such representation or warranty that is inaccurate (and the accuracy of any such representation or warranty shall not constitute a condition precedent if both (a) the Borrower shall have notified the Administrative Agent at least three Business Days prior to the consummation of the Acquisition of which such representation or warranty it cannot make, and describing the inaccuracy in reasonable detail, and (b) such inaccuracy is not materially adverse with respect to (i) the properties, business, operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Guarantors to perform its payment and other material obligations under the Loan Documents or (iii) the validity or enforceability of any Loan Document or the rights and remedies of the Lenders thereunder).
     (h) Counterparts of Agreement. The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
     (i) Notes. The Administrative Agent (or Special Counsel) shall have received for each Series A-2 Incremental Lender that shall have requested a promissory note, a duly completed and executed promissory note for such Series A-2 Incremental Lender.
     (j) Additional Conditions. Each of the conditions precedent set forth in Sections 2.01(d) and 4.02(a) and (c) (giving effect to paragraph (h) of Article IV hereof) of the Credit Agreement to the increase of Series A-2 Incremental Commitments and the making of Series A-2 Incremental Loans on the Series A-2 Incremental Loan Effective Date shall have been satisfied, and the Administrative Agent (or Special Counsel) shall have received a certificate to such effect, dated the Series A-2 Incremental Loan Effective Date and signed by the President, Vice President or a Financial Officer of the Borrower.
ARTICLE V
MISCELLANEOUS
          SECTION 6.01. Expenses. The Credit Parties jointly and severally agree to pay, or reimburse BNP Paribas Securities Corp. for paying, all reasonable out-of-pocket expenses incurred by BNP Paribas Securities Corp. and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the Series A-2 Incremental Commitments provided for herein and the preparation of this Agreement.
          SECTION 6.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 6.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
          SECTION 6.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 6.05. USA Patriot Act. Each Series A-2 Incremental Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Series A-2 Incremental Lender may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Series A-2 Incremental Lender to identify the Borrower in accordance with said Act.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE GEO GROUP, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Sr. VP & CFO

GUARANTORS
          By its signature below, the undersigned hereby consents to the foregoing Series A-2 Incremental Loan Agreement and confirms that the Series A-2 Incremental Loans shall constitute “Guaranteed Obligations” under and as defined in the Guarantee Agreement and shall be entitled to the benefits of the Guarantee and security provided under Guarantee Agreement.

CORRECTIONAL SERVICES CORPORATION
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP & Treasurer

CORRECTIONAL PROPERTIES PRISON FINANCE LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, Finance

CPT LIMITED PARTNER, LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, Finance

CPT OPERATING PARTNERSHIP L.P.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, Finance

GEO ACQUISITION II, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, Finance

GEO ACQUISITION IV, INC.

By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP-Finance

GEO CARE, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Treasurer

GEO HOLDINGS I, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, Finance

GEO RE HOLDINGS LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	SVP & Treasurer

GEO TRANSPORT, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP & Treasurer

JUST CARE, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP & Treasurer

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, Finance

CORNELL COMPANIES, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CCG I CORPORATION
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL ABRAXAS GROUP, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL COMPANIES ADMINISTRATION, LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL COMPANIES MANAGEMENT HOLDINGS, LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL COMPANIES MANAGEMENT, LP
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL COMPANIES MANAGEMENT SERVICES, LIMITED PARTNERSHIP
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL CORRECTIONS MANAGEMENT, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL CORRECTIONS OF ALASKA, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL CORRECTIONS OF CALIFORNIA, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL CORRECTIONS OF RHODE ISLAND, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORNELL INTERVENTIONS, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

CORRECTIONAL SYSTEMS, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

WBP LEASING, INC.
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

WBP LEASING, LLC
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	VP, CFO

ADMINISTRATIVE AGENT BNP PARIBAS, as Administrative Agent
By:	/s/ Brendan Heneghan
	Name:	Brendan Heneghan
	Title:	Vice President

By:	/s/ John Treadwell, Jr.
	Name:	John Treadwell, Jr.
	Title:	Vice President

SERIES A-2 INCREMENTAL LENDERS SIGNATORIES HERETO*

*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.